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                                                                EXHIBIT 10(a)(2)



                               AMENDMENT NO. 1 TO
                             SECURED PROMISSORY NOTE


         THIS AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE (this "AMENDMENT" entered into as of this 31st day of December, 1996, by and between Navistar International Transportation Corp., a Delaware corporation ("NAVISTAR"), and Core Materials Corporation, a Delaware corporation (the "COMPANY").

                                   WITNESSETH:

         WHEREAS, Navistar and RYMAC Mortgage Investment Corporation ("RYMAC") entered into a certain Asset Purchase Agreement dated as of September 12, 1996, as amended (the "PURCHASE AGREEMENT"), pursuant to which the Company (as successor to RYMAC) purchased those certain assets of Navistar's Columbus Plastics Operation as described in the Purchase Agreement (the "ASSETS"), subject to the terms and conditions therein;

         WHEREAS, as part of the consideration for the sale of the Assets, the Company previously executed and delivered to Navistar that certain Secured Promissory Note dated as of December 31, 1996, in the original principal amount of Twenty Five Million Five Hundred Four Thousand and 00/100 Dollars ($25,504,000.00), subject to adjustment as provided therein (the "NOTE");

         WHEREAS, Navistar and the Company have agreed upon a final determination of the "Closing Date Balance Sheet" (as defined in the Purchase Agreement);

         WHEREAS, the "Net Tangible Assets" (as defined in the Purchase Agreement) reflected in the Closing Date Balance Sheet exceed the Net Tangible Assets as of January 31, 1996 by Four Million Ten Thousand and 00/100 Dollars ($4,010,000.00) (the "EXCESS AMOUNT"); and

         WHEREAS, in order to effectuate the purchase price adjustment described in Section 1(g)(i) of the Purchase Agreement, Navistar has elected to increase the principal amount of the Note by the Excess Amount, and Navistar and the Company wish to amend the terms of the Note pursuant to the terms and conditions set forth herein below.

         NOW, THEREFORE, in consideration of the facts recited, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Navistar and the Company hereby agree as follows:

         1. The Note is hereby amended to be in the amount of "$29,514,000.00."

         2. The first paragraph of the Note is hereby amended in its entirety to read as follows:

                  FOR VALUE RECEIVED, Core Materials Corporation, a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of Navistar International Transportation Corp., a Delaware corporation ("NAVISTAR"), the principal amount of Twenty Nine Million Five Hundred Fourteen Thousand and 00/100 Dollars ($29,514,000.00) (or the unpaid principal


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amount from time to time outstanding hereunder) together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

         3. The Company hereby ratifies and confirms the Note, as amended hereby, in all respects, and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Note for all purposes.

         IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.



                                      CORE MATERIALS CORPORATION



                                      By: /s/ Kenneth M. Schmell
                                         -----------------------------------
                                         Kenneth M. Schmell
                                         Acting Chief Executive Officer

                                         NAVISTAR INTERNATIONAL
                                         TRANSPORTATION CORP.



                                      By: /s/Thomas M. Hough
                                         -----------------------------------
                                         Thomas M. Hough
                                         Vice President and Treasurer


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